SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549




                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported)              January 13, 2004
                                                            -------------------


                       Southern Connecticut Bancorp, Inc.
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               (Exact Name of Registrant as Specified in Charter)



      Connecticut                          0-49784                  06-1594123
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(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
of Incorporation)                                            Identification No.)



215 Church Street, New Haven, CT                              06510
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(Address of Principal Executive Offices)                   (Zip Code)



Registrant's telephone number, including area code         (203) 782-1100
                                                     --------------------------



                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)




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Item 5.  Other Events and Required FD Disclosure.

         Southern Connecticut Bancorp, Inc. ("Bancorp") is filing this 8-K in order to report that on January 13, 2004 Bancorp's board of directors voted to approve a ten percent (10%) stock dividend to shareholders of record on January 30, 2004. The dividend will be distributed on February 16, 2004.

         On January 14, 2004, Bancorp issued a press release announcing the dividend.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         There are no financial statements or pro forma financial information filed as part of this Form 8-K.

         The press release issued by Bancorp on January 14, 2004 announcing the dividend is filed herewith as Exhibit 99.1.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     SOUTHERN CONNECTICUT BANCORP, INC.




                                     By: /s/ Joseph V. Ciaburri
                                         --------------------------------
                                     Name: Joseph V. Ciaburri
                                     Title:  Chairman & Chief Executive Officer



Date:  January 14, 2004












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